UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 3, 2020

TETRA Technologies, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-13455	74-2148293
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

24955 Interstate 45 North

The Woodlands, Texas 77380

(Address of Principal Executive Offices, and Zip Code)

(281) 367-1983

Registrant’s Telephone Number, Including Area Code

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	TTI	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As part of the general salary and wage reductions being implemented with regard to a broad base of the employees of TETRA Technologies, Inc. (the “Company”), on April 3, 2020, the Compensation Committee (the “Compensation Committee”) of the Board of Directors of the Company, at the request of management of the Company, approved reductions in the base annual salaries of the officers of the Company who were identified as named executive officers in the Company’s 2020 Proxy Statement filed with the Securities and Exchange Commission on March 23, 2020. The salary reductions will commence on April 11, 2020 and continue indefinitely thereafter. The effect of such salary reductions for the named executive officers is to reduce their respective annual base salaries by twenty percent (20%) commencing on April 11, 2020.

In connection with the salary reductions, Stuart M. Brightman, our former Chief Executive Officer and a current employee of the Company pursuant to the terms of his Transition Agreement with the Company disclosed on TETRA’s Form 8-K filed with the Securities and Exchange Commission on May 8, 2019, entered into an amendment to his Transition Agreement (the “Amendment”) to reflect his salary reduction.  The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, which will be filed with the Company’s Form 10-Q for the quarter ending June 30, 2020.

In order to align the compensation of our board members with these salary reductions, the non-employee directors of the Company approved 20% reductions in their annual cash retainers and meeting fees and the annual cash retainer of the Chairman of the Board, effective as of April 1, 2020 and continuing indefinitely thereafter.

In addition, effective April 5, 2020 for nonexempt employees and April 11, 2020 for exempt employees, the Company has suspended its matching contributions to all participants under the Company’s 401(k) Retirement Plan (the “401(k) Plan”).  As of December 31, 2019, approximately 92% of all eligible employees were participating in the 401(k) Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TETRA Technologies, Inc.

By:	/s/ Brady M. Murphy
Brady M. Murphy
President and Chief Executive Officer

Date: April 8, 2020